Supplement
Dated October 25, 2004
To the Activa Money Market Fund
Prospectus & Statement of Additional Information
Dated April 27, 2004



The Board of Trustees for the Activa Money Market Fund at its meeting held on September 23, 2004 approved communicating to investors in Activa Money Market Fund of its intent to liquidate the Money Market Fund on or before December 31, 2004. The Board of Trustees authorized Activa Asset Management LLC, the Investment Adviser and Principal Underwriter for the Fund, to communicate this intent to investors and to offer the investors the opportunity to transfer assets to the AMS Ready Money Account. Information pertaining to the AMS Ready Money Account is available from Activa Asset Management LLC.